EXHIBIT 99.7

Selected historical financial data

The following selected historical financial data is derived from our the historical consolidated financial statements of our parent, EaglePicher Holdings, Inc. This table does not include the obligations of our unconsolidated accounts receivable asset-backed securitization entity. The following table should be read in conjunction with "Management's discussion and analysis of financial condition and results of operations" and the historical financial statements and related notes of our parent included elsewhere in this offering memorandum. Data and ratios relating to preferred stock refer to our parent's
11 3/4% cumulative redeemable exchangeable preferred stock.


                                            NINE MONTHS                          YEAR ENDED NOVEMBER 30,
                                               ENDED          ------------------------------------------------------------
                                            NOVEMBER 30,
                                               1998              1999            2000              2001            2002
                                            ------------      ---------        ---------        ---------        ---------
                                                                       (IN THOUSANDS EXCEPT RATIOS)
STATEMENTS OF INCOME (LOSS) DATA:
Net sales(1) ..........................      $ 567,774        $ 824,133        $ 752,509        $ 689,776        $ 682,829
Costs of products sold (exclusive of
  depreciation) .......................        441,405          647,297          593,688          559,748          534,605
                                             ---------        ---------        ---------        ---------        ---------
Gross profit ..........................        126,369          176,836          158,821          130,028          148,224
Selling and administrative ............         52,670           66,665           57,654           49,343           60,348
Depreciation and amortization .........         27,059           44,101           40,676           42,338           47,299
Goodwill amortization .................         11,908           15,877           15,877           15,825           15,822
Restructuring .........................             --               --               --           14,163            5,898
Losses (gains) from divestitures ......             --           21,407           (3,149)           2,105            6,497
Management compensation-special(2) ....         26,808              556            1,560            3,125            3,383
Insurance (gains) losses(3) ...........             --               --          (16,000)              --            3,100
                                             ---------        ---------        ---------        ---------        ---------
Operating income (loss) ...............          7,924           28,230           62,203            3,129            5,877
Interest expense(4) ...................        (32,295)         (44,297)         (42,644)         (38,883)         (40,022)
Other income, net .....................          1,839            3,893              624            3,566            1,516
                                             ---------        ---------        ---------        ---------        ---------
Income (loss) from continuing
  operations before taxes .............        (22,532)         (12,174)          20,183          (32,188)         (32,629)
Income tax (provision) benefit ........          4,812               96           (9,321)          10,063           (1,938)
                                             ---------        ---------        ---------        ---------        ---------
Income (loss) from continuing
  operations ..........................        (17,720)         (12,078)          10,862          (22,125)         (34,567)
Discontinued operations, net(5) .......          3,356           (5,509)          (5,252)         (31,846)          (2,265)
                                             ---------        ---------        ---------        ---------        ---------
Net income (loss) .....................      $ (14,364)       $ (17,587)       $   5,610        $ (53,971)       $ (36,832)
                                             =========        =========        =========        =========        =========
BALANCE SHEET DATA (AT END OF
  PERIOD):
Cash and cash equivalents .............      $  13,681        $  10,071        $   7,467        $  24,620        $  31,522
Working capital .......................        115,501          114,737           72,405           48,408            8,681
Property, plant and equipment, net ....        226,043          218,993          219,559          210,421          177,135
Total assets ..........................        807,307          833,947          767,699          728,934          613,041
Total debt(6) .........................        484,095          540,275          456,118          440,989          373,725
Preferred stock .......................         87,387           97,956          109,804          123,086          137,973
Shareholders' equity (deficit) ........         80,612           49,311           39,197          (33,655)         (87,578)
OTHER DATA AND SELECTED RATIOS:
Adjusted EBITDA(7) ....................      $  59,492        $ 115,271        $ 102,951        $  85,259        $  92,500
Earnings to fixed charges and preferred
  stock dividends(8) ..................            N/A              N/A            1.15x              N/A              N/A
Adjusted EBITDA/interest expense(9) ...                            2.3x             2.2x             2.0x             2.2x
Total debt/Adjusted EBITDA(10) ........                            4.7x             4.4x             5.2x             4.0x
Capital expenditures ..................            N/A        $  41,746        $  40,846        $  35,711        $  16,397
Gross margin ..........................           22.3%            21.5%            21.1%            18.9%            21.7%

                                                                                 TWELVE
                                                SIX MONTHS ENDED                 MONTHS
                                                      MAY 31,                    ENDED
                                            --------------------------          MAY 31,
                                              2002             2003              2003
                                            ---------        ---------        ---------
STATEMENTS OF INCOME (LOSS) DATA:
Net sales(1) ..........................     $ 340,555        $ 345,610        $ 687,884
Costs of products sold (exclusive of
  depreciation) .......................       267,253          266,285          533,637
                                            ---------        ---------        ---------
Gross profit ..........................        73,302           79,325          154,247
Selling and administrative ............        33,797           29,797           56,348
Depreciation and amortization .........        22,864           22,458           46,893
Goodwill amortization .................         7,912               --            7,910
Restructuring .........................         2,998               --            2,900
Losses (gains) from divestitures ......         5,970               --              527
Management compensation-special(2) ....         2,381              424            1,426
Insurance (gains) losses(3) ...........         3,100           (5,736)          (5,736)
                                            ---------        ---------        ---------
Operating income (loss) ...............        (5,720)          32,382           43,979
Interest expense(4) ...................       (21,696)         (18,146)         (36,472)
Other income, net .....................           918               73              671
                                            ---------        ---------        ---------
Income (loss) from continuing
  operations before taxes .............       (26,498)          14,309            8,178
Income tax (provision) benefit ........        (1,205)          (2,046)          (2,779)
                                            ---------        ---------        ---------
Income (loss) from continuing
  operations ..........................       (27,703)          12,263            5,399
Discontinued operations, net(5) .......          (472)          (3,409)          (5,202)
                                            ---------        ---------        ---------
Net income (loss) .....................     $ (28,175)       $   8,854        $     197
                                            =========        =========        =========
BALANCE SHEET DATA (AT END OF
  PERIOD):

Cash and cash equivalents .............     $  22,088        $  13,508        $  13,508
Working capital .......................        (3,529)         (87,237)         (87,237)
Property, plant and equipment, net ....       195,668          164,705          164,705
Total assets ..........................       640,565          608,250          608,250
Total debt(6) .........................       378,533          370,762          370,762
Preferred stock .......................       130,317          146,079          146,079
Shareholders' equity (deficit) ........       (67,877)         (82,648)         (82,648)
OTHER DATA AND SELECTED RATIOS:
Adjusted EBITDA(7) ....................     $  44,856        $  49,874        $  97,518
Earnings to fixed charges and preferred
  stock dividends(8) ..................           N/A            1.23x              N/A
Adjusted EBITDA/interest expense(9) ...                                            2.6x
Total debt/Adjusted EBITDA(10) ........                                            3.8x
Capital expenditures ..................     $   8,516        $   8,808        $  16,689
Gross margin ..........................          21.5%            23.0%            22.4%

--------------------

(1) Net sales includes $121.6 million in the nine months ended November 30, 1998; $146.1 million in the year ended November 30, 1999; $56.2 million in year ended November 30, 2000; $10.2 million in the year ended November 30, 2001; $3.4 million in the year ended November 30, 2002; $2.6 million in the six months ended May 31, 2002; and $0.8 million in the twelve months ended May 31, 2003, which is attributed to certain divested or sold businesses.

(2) Management compensation -- special expense consists of payments to former officers upon their separation from employment.

(3) In 2000, we received $16.0 million from insurance companies as a result of the settlement of certain claims relating primarily to environmental remediation. In the second quarter of 2002, we recorded a provision of $3.1 million primarily related to a dispute with an insurance carrier over the coverage on a fire which occurred at one of our facilities during 2001. In the second quarter of 2003, we recorded a $5.7 million gain primarily related to the settlement of a claim with our insurance carrier over the coverage on a fire during 2002 at a non-operating facility.

(4) Interest expense excludes $4.0 million in the nine months ended November 30, 1998; $4.8 million in the year ended November 30, 1999; $4.7 million in the year ended November 30, 2000; $4.5 million in the year ended November 30, 2001; $1.1 million in the year ended November 30, 2002; $0.6 million in the six months ended May 31, 2002; $0.6 million in the six months ended May 31, 2003; and $1.1 million in the twelve months ended May 31, 2003, which has been allocated to discontinued operations (see footnote 5).

(5) In 2001, we discontinued the operations of our former Construction Equipment Division, which represented our entire former Machinery Segment. We completed this sale on December 14, 2001, effective November 30, 2001. In addition, during the second quarter of 2003, we discontinued the operations of our Hillsdale UK automotive operation. We sold our Hillsdale UK automotive operation on June 11, 2003.

(6) Total debt excludes $0.3 million at November 30, 1998; $3.8 million at November 30, 1999; $1.8 million at November 30, 2000; $2.1 million at November 30, 2001; and $2.2 million at May 31, 2002, which has been allocated to discontinued operations (see footnote 5). In addition, total debt excludes $46.5 million at November 30, 2002; $52.4 million at May 31, 2002; and $26.2 million at May 31, 2003, which represents amounts advanced under our accounts receivable asset-backed securitization.

(7)      Adjusted EBITDA represents net income (loss) adjusted for (i) loss
         (gain) from discontinued operations, net; (ii) loss on disposal of discontinued operations, net; (iii) income taxes; (iv) interest expense; (v) depreciation and amortization; (vi) restructuring; (vii) losses (gains) from divestitures; (viii) insurance related losses (gains); (ix) certain legal and litigation costs; and (x) Adjusted EBITDA impact from discontinued operations. Adjusted EBITDA is presented herein because we believe it is a useful supplement to operating income and cash flow from operations in understanding cash flows generated from operations that are available for taxes, debt service and capital expenditures. Management also uses this measurement as part of its evaluation of core operating results and underlying trends and therefore believes it is a key measure of its performance. However, Adjusted EBITDA, which does not represent operating income or net cash provided by operating activities as those items are defined by GAAP, should not be considered by prospective purchasers of the notes to be an alternative to operating income or cash flow from operations or indicative of whether cash flows will be sufficient to fund our future cash requirements. In addition, Adjusted EBITDA may differ from and may not be comparable to similarly titled measures used by other companies.

         The following table reconciles our net income (loss) to Adjusted EBITDA for each period presented:





                                       NINE MONTHS
                                          ENDED                          YEAR ENDED NOVEMBER 30,
                                       NOVEMBER 30,    ------------------------------------------------------
                                          1998           1999            2000          2001             2002
                                       -----------     ---------       --------       --------       --------
                                                                            (IN THOUSANDS)
Net income (loss) ................      $(14,364)      $ (17,587)      $  5,610       $(53,971)      $(36,832)
  Loss (gain) from discontinued
    operations, net ..............        (3,356)          5,509          5,252          1,430          2,265
  Loss on disposal of discontinued
    operations, net ..............            --              --             --         30,416             --
  Income taxes ...................        (4,812)            (96)         9,321        (10,063)         1,938
  Interest expense ...............        32,295          44,297         42,644         38,883         40,022
  Depreciation and amortization ..        38,967          59,978         56,553         58,163         63,121
  Restructuring ..................            --              --             --         14,163          5,898
  Losses (gains) from
    divestitures .................            --          21,407         (3,149)         2,105          6,497
  Insurance related losses
    (gains) ......................            --              --         16,000)            --          3,100
  Certain legal and litigation
    costs(11) ....................            --              --             --             --          6,050
  Adjusted EBITDA impact from
    discontinued operations ......        10,762           1,763          2,720          4,133            441
                                        --------       ---------       --------       --------       --------
Adjusted EBITDA ..................      $ 59,492       $ 115,271       $102,951       $ 85,259       $ 92,500
                                        ========       =========       ========       ========       ========

                                                                           TWELVE
                                               SIX MONTHS ENDED            MONTHS
                                                     MAY 31,               ENDED
                                           -----------------------        MAY 31,
                                             2002           2003           2003
                                           --------       --------       --------

Net income (loss) ................         $(28,175)      $  8,854       $    197
  Loss (gain) from discontinued
    operations, net ..............              472            431          2,224
  Loss on disposal of discontinued
    operations, net ..............               --          2,978          2,978
  Income taxes ...................            1,205          2,046          2,779
  Interest expense ...............           21,696         18,146         36,472
  Depreciation and amortization ..           30,776         22,458         54,803
  Restructuring ..................            2,998             --          2,900
  Losses (gains) from
    divestitures .................            5,970             --            527
  Insurance related losses
    (gains) ......................            3,100         (5,736)        (5,736)
  Certain legal and litigation
    costs(11) ....................            6,250             --           (200)
  Adjusted EBITDA impact from
    discontinued operations ......              564            697            574
                                           --------       --------       --------
Adjusted EBITDA ..................         $ 44,856       $ 49,874       $ 97,518
                                           ========       ========       ========


(8) For purposes of determining the ratio of earnings to fixed charges and preferred stock dividends, "earnings" consist of income from continuing operations before provision (benefit) for income taxes and fixed charges. "Fixed charges" consist of interest expense (including amortization of deferred financing costs) and approximately 30% of our rental expense, representing that portion of interest expense deemed to be representative of the interest factor. Earnings were insufficient to cover fixed charges and preferred stock dividends by $29.9 million in the nine months ended November 30, 1998; $22.7 million in the year ended November 30, 1999; $45.5 million in the year ended November 30, 2001; $47.5 million in the year ended November 30, 2002; $33.7 million in the six months ended May 31, 2002; and $7.6 million in the twelve months ended May 31, 2003.

(9) For purposes of calculating Adjusted EBITDA/interest expense, we have included the interest expense from the summary financial table and interest expense allocated to discontinued operations (see footnote 4 above).

(10) For purposes of calculating total debt/Adjusted EBITDA, we have included the total debt from the summary financial table and debt allocated to discontinued operations (see footnote 6).

(11) Certain legal and litigation costs are included in selling and administrative expense and are discussed in greater detail in Note M to our parent's November 30, 2002 consolidated financial statements included in Exhibit 99.4 of this Report.